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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ___________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): January 1, 2001
                                                          ---------------


                               EVANS BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)



         New York                       0-18539                16-1332767
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 (State or Other Jurisdiction         (Commission           (I.R.S. Employer
         of Incorporation)            File Number)        Identification Number)


14-16 North Main Street Angola, New York                         14006
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  (Address of Principal Executive Offices)                       (Zip Code)


 Registrant's telephone number, including area code   (716) 549-1000
                                                      -------------------------
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ITEM 1 THROUGH ITEM 4               Nothing to Report
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ITEM 5            OTHER EVENTS
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                  On December 29, 2000, Mr. Richard M. Craig, who served as the
                  President and Chairman of the Board of Directors of the Company and also the President and Chief Executive Officer of the Company's subsidiary, Evans National Bank (the "Bank"), died after a short illness. On January 5, 2001, the Board of Directors appointed Mr. James Tilley as President of the Company and the Bank. Mr. Craig's position as a Director will remain vacant at the present time. On January 5, 2001, the Board of Directors also designated Mr. Brothman, who was serving as Vice Chairman of the Board, as Chairman of the Board.

                  Also, effective January 1, 2001, Mr. Richard C. Stevenson resigned as a Director and became an honorary Director. Mr. Robert Miller, the President of the Bank's insurance agency subsidiary, was appointed as a Director to fill the vacancy created by Mr. Stevenson's retirement.

ITEM 6 THROUGH ITEM 9               Nothing to report
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EVANS BANCORP, INC.

                                         By: /s/James Tilley
                                            -----------------------------------
                                                James Tilley, President

January 17, 2001